UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 2, 2007
                                                 _____________________________


                 Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Federal                      000-51117                   86-1127166
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



624 Market Street, Shreveport, Louisiana                             71101
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (318) 222-1145
                                                   ___________________________


                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On May 2, 2007, Home Federal Bancorp, Inc. of Louisiana (the "Company") reported its results of operations for the quarter and nine months ended March 31, 2007.

     For additional information, reference is made to the Company's press release dated May 2, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number  Description
     --------------  ----------------------------------------------
     99.1            Press release dated May 2, 2007
























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HOME FEDERAL BANCORP, INC. OF LOUISIANA



Date:  May 3, 2007                By: /s/ Clyde D. Patterson
                                      ----------------------------
                                      Clyde D. Patterson
                                      Executive Vice President





























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                              EXHIBIT INDEX


     Exhibit Number  Description
     --------------  ----------------------------------------

     99.1            Press release dated May 2, 2007






























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